CoinShares XRP ETF S-1/A

Exhibit 10.2

FUND ADMINISTRATION SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of the last date written on the signature page below, by and between U.S. BANCORP FUND SERVICES, LLC dba U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), VALKYRIE BITCOIN FUND, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and VALKYRIE DIGITAL ASSETS LLC, the sponsor of the Funds (the “Sponsor”).

WHEREAS, each Fund is operated as a commodity pool under the Commodity Exchange Act and is registered with the U.S. Securities and Exchange Commission (“SEC”) by means of a registration statement on Form S-1 or Form S-3, as applicable (each a “Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”); and

WHEREAS, the Sponsor has exclusive responsibility for the management and control of the business and affairs of the Trust and each Fund; and

WHEREAS, the Trust and Sponsor desire to retain Fund Services to provide fund administration services to each Fund listed on Exhibit A attached hereto (as amended from time to time) the services described herein, all as more fully set forth below;

WHEREAS, the Trust and Sponsor desire to retain Fund Services to provide to each Fund the fund administration services described herein, all as more fully set below;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Appointment of Fund Services as Administrator

The Trust hereby appoints Fund Services as administrator of the Trust on the terms and conditions set forth in this Agreement, and Fund Services hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement. The services and duties of Fund Services shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against Fund Services hereunder.

2.	Services and Duties of Fund Services

Fund Services shall provide the following administration services to the Trust with respect to each Fund:

A.	General Fund Management:

(1)	Act as liaison among Fund service providers.

(2)	Supply:
a.	Non-investment-related statistical and research data as requested.

(3)	Audits:

a.	For the annual Fund audit, prepare appropriate schedules and materials. Provide requested information to the independent auditors, and facilitate the audit process.
b.	For SEC or other regulatory audits, provide requested information to the SEC, other regulatory agencies, or the Trust to assist the audit process.

(4)	Pay Fund expenses upon written authorization from the Trust.

(5)	Keep the Trust’s governing documents, including its charter, bylaws and minutes, but only to the extent such documents are provided to Fund Services by the Trust or its representatives for safe keeping.

B.	Financial Reporting:

(1)	Supervise the Fund’s custodian and fund accountants in the maintenance of the Fund’s general ledger and in the preparation of the Fund’s financial statements, including oversight of expense accruals and payments, and the declaration and payment of dividends and other distributions to shareholders.

(2)	Prepare financial statements, which include, without limitation, the following items:
a.	Schedule of Investments.
b.	Statement of Assets and Liabilities.
c.	Statement of Operations.
d.	Statement of Changes in Net Assets.
e.	Statement of Cash Flows (if applicable).

C.	Tax Reporting:

(1)	Provide the Fund’s Sponsor and independent accountant with financial information as requested for tax reporting purposes pertaining to the Fund and available to Fund Services as required in a timely manner.

(2)	Prepare and File Forms 1099-NEC as requested

D.	Optional Tax Services:

If the Fund so chooses the following optional tax services are available. These services are in addition to the Standard Services defined in Section C above and are not part of the annual fees set out in Exhibit B. Fees will be determined based on level of complexity and required effort involved:

(1)        Preparation of annual taxable income calculations and supporting workpapers for the review by the Fund’s independent accountants.

3.	License of Data; Warranty; Termination of Rights

A.	Fund Services has entered into agreements with various data service providers (each, a “Data Provider”), including, without limitation, MSCI index data services (“MSCI”), Standard & Poor Financial Services LLC (“S&P”), Morningstar, Broadridge, FTSE, and ICE to provide data services that may include, without limitation, index returns and pricing information (collectively, the “Data”) to facilitate the services provided by Fund Services to each Fund. These Data Providers have required Fund Services to include certain provisions regarding the use of the Data in this Agreement attached hereto as Exhibit C. The Data is being licensed, not sold, to the Fund. The Trust acknowledges and agrees that certain Data Providers may also require the Trust or one or more Funds to enter into an agreement directly with the Data Provider for the use of that Data Provider’s Data. The provisions in Exhibit C shall not have any effect upon the standard of care and liability Fund Services has set forth in Section 6 of this Agreement.

B.	The Trust agrees to indemnify and hold harmless Fund Services, its information providers, and any other third party involved in or related to the making or compiling of the Data, their affiliates and subsidiaries and their respective directors, officers, employees and agents from and against any claims, losses, damages, liabilities, costs and expenses, including reasonable attorneys’ fees and costs, as incurred, arising in and any manner out of the Trust’s or any third party’s use of, or inability to use, the Data or any breach by the Trust of any provision contained in this Agreement regarding the Data. The immediately preceding sentence shall not have any effect upon the standard of care and liability of Fund Services as set forth in Section 6 of this Agreement.

4.	Compensation

Fund Services shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on Exhibit B hereto (as amended from time to time). Fund Services shall also be reimbursed for such miscellaneous expenses set forth in Exhibit B hereto as are reasonably incurred by Fund Services in performing its duties hereunder. The Trust shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the billing notice, except for any fee or expense subject to a good faith dispute. The Trust shall notify Fund Services in writing within 30 calendar days following receipt of each invoice if the Trust is disputing any amounts in good faith. The Trust shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid. With the exception of any fee or expense the Trust is disputing in good faith as set forth above, unpaid invoices shall accrue a finance charge of 1½% per month after the due date. Notwithstanding anything to the contrary, amounts owed by the Trust to Fund Services shall only be paid out of the assets and property of the particular Fund involved.

5.	Representations and Warranties

A.	The Trust hereby represents and warrants to Fund Services, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)	It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)	This Agreement has been duly authorized, executed and delivered by the Trust in accordance with all requisite action and constitutes a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(3)	It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement;

(4)	All records of the Trust provided to Fund Services by the Trust or by a prior service provider of the Trust are accurate and complete and Fund Services is entitled to rely on all such records in the form provided.

B.	Fund Services hereby represents and warrants to the Trust, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)	It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)	This Agreement has been duly authorized, executed and delivered by Fund Services in accordance with all requisite action and constitutes a valid and legally binding obligation of Fund Services, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(3)	It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

6.	Standard of Care; Indemnification; Limitation of Liability

A.	Fund Services shall exercise reasonable care in the performance of its duties under this Agreement. Neither Fund Services nor any of its affiliates or suppliers shall be liable for any error of judgment; mistake of law; fraud or misconduct by the Trust, any Fund, the adviser or any other service provider to the Trust or a Fund, or any employee of the foregoing; or for any loss suffered by the Trust, a Fund, or any third party in connection with Fund Services’ duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond Fund Services’ reasonable control, except a loss arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if Fund Services has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless Fund Services and its affiliates and suppliers from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that Fund Services or its affiliates and suppliers may sustain or incur or that may be asserted against Fund Services or its affiliates and suppliers by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to Fund Services by any duly authorized officer of the Fund, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Fund Services” shall include Fund Services’ directors, officers and employees.

Fund Services shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by Fund Services as a result of Fund Services’ refusal or failure to comply with the terms of this Agreement, or from Fund Services’ bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Fund Services, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.

In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); or (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its reasonable control, Fund Services shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. Fund Services will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of Fund Services. Fund Services agrees that it shall, at all times, have reasonable business continuity and disaster contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect Fund Services’ premises and operating capabilities at any time during regular business hours of Fund Services, upon reasonable notice to Fund Services. Moreover, Fund Services shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of Fund Services relating to the services provided by Fund Services under this Agreement.

Notwithstanding the above, Fund Services reserves the right to reprocess and correct administrative errors at its own expense.

B.	In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C.	The indemnity and defense provisions set forth in this Section 6 shall indefinitely survive the termination and/or assignment of this Agreement.

D.	If Fund Services is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve Fund Services of any of its obligations in such other capacity.

E.	In conjunction with the tax services provided to the Fund by Fund Services hereunder, Fund Services shall not be deemed to act as an income tax return preparer for any purpose including as such term is defined under Section 7701(a)(36) of the IRC, or any successor thereof. Any information provided by Fund Services to a Fund for income tax reporting purposes with respect to any item of income, gain, loss, or credit will be performed solely in Fund Services’ administrative capacity. Fund Services shall not be required to determine, and shall not take any position with respect to whether, the reasonable belief standard described in Section 6694 of the IRC has been satisfied with respect to any income tax item. Each Fund, and any appointees thereof, shall have the right to inspect the transaction summaries produced and aggregated by Fund Services, and any supporting documents thereto, in connection with the tax reporting services provided to each Fund by Fund Services. Fund Services shall not be liable for the provision or omission of any tax advice with respect to any information provided by Fund Services to a Fund. The tax information provided by Fund Services shall be pertinent to the data and information made available to Fund Services, and is neither derived from nor construed as tax advice.

7.	Data Necessary to Perform Services

The Trust or its agent shall furnish to Fund Services the data necessary to perform the services described herein at such times and in such form as mutually agreed upon.

8.	Proprietary and Confidential Information

A.	Fund Services agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Fund Services may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Trust. Records and other information which have become known to the public through no wrongful act of Fund Services or any of its employees, agents or representatives, and information that was already in the possession of Fund Services prior to receipt thereof from the Trust or its agent, shall not be subject to this paragraph.

Further, Fund Services will adhere to the privacy policies adopted by the Trust pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time. In this regard, Fund Services shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Trust and its shareholders.

B.	The Trust agrees on behalf of itself and its trustees, officers, and employees to treat confidentially and as proprietary information of Fund Services, all non-public information relative to Fund Services (including, without limitation, information regarding Fund Services’ pricing, products, services, customers, suppliers, financial statements, processes, know-how, trade secrets, market opportunities, past, present or future research, development or business plans, affairs, operations, systems, computer software in source code and object code form, documentation, techniques, procedures, designs, drawings, specifications, schematics, processes and/or intellectual property), and not to use such information for any purpose other than in connection with the services provided under this Agreement, except (i) after prior notification to and approval in writing by Fund Services, which approval shall not be unreasonably withheld and may not be withheld where the Trust may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Fund Services. Information which has become known to the public through no wrongful act of the Trust or any of its employees, agents or representatives, and information that was already in the possession of the Trust prior to receipt thereof from Fund Services, shall not be subject to this paragraph.

C.	Notwithstanding anything herein to the contrary, (i) the Trust shall be permitted to disclose the identity of Fund Services as a service provider, redacted copies of this Agreement, and such other information as may be required in the Trust’s registration or offering documents, or as may otherwise be required by applicable law, rule, or regulation, and (ii) Fund Services shall be permitted to include the name of the Trust in lists of representative clients in due diligence questionnaires, RFP responses, presentations, and other marketing and promotional purposes.

9.	Records

Fund Services shall keep records relating to the services to be performed hereunder in the form and manner, and for such period, as it may deem advisable and is agreeable to the Trust, but not inconsistent with the rules and regulations of appropriate government authorities, in particular, as required by the Securities Exchange Act of 1934, as amended, the rules of the stock exchange on which the Funds’ shares are listed, 17 C.F.R. 4.23 (specifically, the records specified in 17 C.F.R. 4.23(a)(1) through (8), (10) through (12) and (b)(1)), and other applicable federal securities laws and created pursuant to the performance of the Administrator’s obligations under this Agreement. Fund Services will also maintain those records of the Trust and the Funds including any changes, modifications or amendments thereto (the “Fund Records”) and will act as document repository for such Fund Records. Upon receipt of such Fund Records, Fund Services will issue a receipt for such Fund Records. Fund Services shall maintain a complete and orderly inventory of all Fund Records for which it has issued a receipt. Fund Services shall be under no duty or obligation to audit or reconcile the content, nor shall it be responsible for the accuracy or completeness of those Fund Records not created by it. Upon written request in a form to be determined by Fund Services and the Trust, Fund Services will return or release the requested Fund Records to such persons or entities pursuant to the Instructions provided by the Trust. Once one or more Fund Records have been returned or released by Fund Services, Fund Services shall have no further duty or obligation to act as repository for said previously released Fund Records. The Sponsor represents and warrants that: (a) promptly after the date of this Agreement, it will, at its own expense, deliver, cause to be delivered or make available to Fund Services all of the Fund Records in effect as of the date of this Agreement; (b) it will, on a continuing basis and at its own expense, promptly deliver, cause to be delivered or make available to Fund Services any Fund Records created after the date of this Agreement; (c) it has adequate record-keeping policies and procedures in effect to ensure that all Fund Records are promptly provided to Fund Services pursuant to the terms of this Agreement; (d) it shall be responsible for the accuracy and completeness of any Fund Records not created by Fund Services; and (e) it shall be responsible for ensuring the Trust’s or the Funds’ compliance with, fulfillment of its obligations under or enforcement of, any Fund Records not created by Fund Services. Fund Services acknowledges that the records maintained and preserved by it pursuant to this Agreement are the property of the Trust and will be, at the Trust’s expense, surrendered promptly upon reasonable request. Notwithstanding the foregoing, Fund Services may retain such copies of such records in such form as may be required to comply with any applicable law, rule, regulation, or order of any governmental, regulatory, or judicial authority of competent jurisdiction. In performing its obligations under this Section, Fund Services may utilize micrographic and electronic storage media as well as independent third party storage facilities.

10.	Compliance with Laws

A.	The Trust has and retains primary responsibility for all compliance matters relating to the Funds, including but not limited to compliance with the 1933 Act, 1934 Act, the Internal Revenue Code of 1986, the Sarbanes-Oxley Act of 2002, the USA Patriot Act of 2001, the rules and regulations of the SEC, U.S. Commodity Futures Trading Commission, National Futures Association, the securities exchange on which any Shares are listed and the policies and limitations of the Fund relating to its portfolio investments as set forth in its registration statement. Fund Services’ services hereunder shall not relieve the Trust or Sponsor of its responsibilities for assuring such compliance.

B.	The Trust shall immediately notify Fund Services if the investment strategy of any Fund materially changes or deviates from the investment strategy disclosed in the current Prospectus, or if it (or any Fund) becomes subject to any new law, rule, regulation, or order of a governmental or judicial authority of competent jurisdiction that materially impacts the operations of the Trust or any Fund or the services provided under this Agreement.

11.	Term of Agreement; Amendment

A.	This Agreement shall become effective as of the last date written on the signature page and will continue in effect for a period of three (3) years. Following the initial term, this Agreement shall automatically renew for successive one (1) year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Agreement.

B.	Subject to Section 12, this Agreement may be terminated by either party (in whole or with respect to one or more Funds) upon giving 90 days’ prior written notice to the other party or such shorter notice period as is mutually agreed upon by the parties.

C.	Fund Services may terminate this Agreement immediately (in whole or with respect to one or more Funds) if the continued service of such Funds or the Trust would cause Fund Services or any of its affiliates to be in violation of any applicable law, rule, regulation, or order of any governmental, regulatory or judicial authority of competent jurisdiction, or if the Funds or the Trust (or any affiliate thereof) commits any act, or becomes involved in any situation or occurrence, tending to bring itself into public disrepute, contempt, scandal, or ridicule, or such that the continued association with the Funds or the Trust would reflect unfavorably upon Fund Services’ reputation, provided that in such event Fund Services shall, to the extent it is legally permitted and able to do so, provide reasonable assistance to transition such Funds or the Trust to a successor service provider.

D.	This Agreement may be terminated by any party upon the breach of the other party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.

E.	This Agreement may not be amended or modified in any manner except by written agreement executed by Fund Services and the Trust, and authorized or approved by the Trust’s Board of Trustees.

12.	Early Termination

In the absence of any material breach of this Agreement, should the Trust elect to terminate this Agreement (in whole or with respect to one or more Funds) prior to the end of the then current term, the Trust agrees to pay the following fees with respect to each Fund subject to the termination:

a.	all monthly fees through the remaining term of the Agreement, including the repayment of any negotiated discounts (provided that no such fees shall be paid with respect to any Fund following the liquidation of such Fund);
b.	all fees associated with converting services to successor service provider;
c.	all fees associated with any record retention and/or tax reporting obligations that may not be eliminated due to the conversion to a successor service provider; all miscellaneous costs associated with a.-c. above.

13.	Duties in the Event of Termination

In the event that, in connection with termination, a successor to any of Fund Services’ duties or responsibilities hereunder is designated by the Trust by written notice to Fund Services, Fund Services will promptly, upon such termination and at the expense of the Fund, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by Fund Services under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which Fund Services has maintained the same, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from Fund Services’ personnel in the establishment of books, records, and other data by such successor. If no such successor is designated, then such books, records and other data shall be returned to the Trust. The Trust shall also pay any fees associated with record retention and/or tax reporting obligations that Fund Services is obligated under applicable law, regulation, or rule to continue following the termination.

14.	Assignment

This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of Fund Services, or by Fund Services without the written consent of the Trust accompanied by the authorization or approval of the Trust’s Board of Trustees.

15.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1933 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1933 Act or any rule or order of the SEC thereunder.

16.	No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower either party to act as agent for the other party to this Agreement, or to conduct business in the name, or for the account, of the other party to this Agreement.

17.	Services Not Exclusive

Nothing in this Agreement shall limit or restrict Fund Services from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

18.	Invalidity

Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

19.	Legal-Related Services

Nothing in this Agreement shall be deemed to appoint Fund Services or any of its officers, directors or employees as the Trust attorneys, form attorney-client relationships or require the provision of legal advice. No work performed by employees of Fund Services or its affiliates (whether relating to the preparation or filing of regulatory materials, compliance with applicable laws, rules, or regulations, or otherwise) shall constitute legal advice. The Trust acknowledges that employees of Fund Services and its affiliates who are attorneys do not represent the Trust and rely on outside counsel retained by the Trust to review all services provided by Fund Services and to provide independent judgment on the Trust’s behalf. The Trust acknowledges that because no attorney-client relationship exists between the Trust and Fund Services (or any employee of Fund Services or its affiliates), any information provided may not be privileged and may be subject to compulsory disclosure.

20.	Notices

Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

Notice to Fund Services shall be sent to:

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Attn: President

Notice to the Trust shall be sent to:

Valkyrie Digital Assets LLC
320 Seven Springs Way, Suite 250
Brentwood, Tennessee 37027

21.	No Third Party Rights

Nothing expressed or referred to in this Agreement will be construed to give any third party (including, without limitation, shareholders of any Fund) any legal or equitable right, remedy or claim under or with respect to this Agreement, other than the limited third party rights of the Data Providers as expressly set forth herein.

22.	Multiple Originals

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

VALKYRIE BITCOIN FUND		U.S. BANCORP FUND SERVICES, LLC

By:		By:

Name:	Leah Wald	Name:	Jason Hadler

Title:	Manager of Sponsor	Title:	SVP

Date:	12/27/2023	Date:	1/5/2024

VALKYRIE DIGITAL ASSETS LLC

By:

Name:	Leah Wald

Title:	Manager

Date:	12/27/2023

Exhibit A

to the Fund Administration Servicing Agreement

Separate Series of Trust

Name of Series

Valkyrie Bitcoin Fund

Exhibit B

Fund Administration Servicing Agreement Fee Schedule

Optional Regulatory Administration Services – in support of external legal counsel

Full Start Up – New Registrant

$45,000 per project – one fund
$55,000 per project – two funds
$65,000 per project – three funds
$75,000 per project – four funds

Plus $10,000 each additional fund

Above fees are applicable when all new funds are registered in same statutory prospectus.

(Excludes Trust counsel fee; subject to services provided, if applicable)

Full Start Up Services-

■	Product design assistance
■	Implementation project management
■	Formation of Delaware statutory trust
■	Preparation of declaration of trust and by-laws
■	Preparation of Prospectus, SAI, Part C (registration statement)
■	Preparation of Form N-8A to register as investment company
■	Preparation of initial trustee actions to organize trust and initial fund
■	Preparation of exhibits and other materials to be filed with the registration statement
■	Preparation of subscription agreement for statutory seed capital
■	Preparation of Rule 12b-1 distribution plan
■	Preparation of Form 8-A for listing shares on a securities exchange
■	Preparation of Inline XBRL exhibits
■	Taking of and preparation of written response to SEC comments
■	Other assistance as necessary and agreed upon

Additional Regulatory Administration Services – in support of external legal counsel

■	Subsequent new fund launch – $20,000 per fund, or as negotiated
■	Drafting SEC exemptive order application for required relief, as negotiated
■	Proxy Statement – as negotiated based upon specific requirements
■	Additional fee of $2,500 per sub-adviser for 2 or more sub-advisers

Note: External legal costs are not included in the above fees.

Fund startup and registration fees are billed 50% following the selection of U.S. Bank and 50% 75 days after the preliminary registration statement is filed with the SEC.

Ongoing Annual Regulatory Administration Services – in support of external legal counsel

Includes annual registration statement update and drafting of supplements:

■	$18,000 for first three active or inactive funds in same statutory prospectus
■	$5,000 for each additional active or inactive fund in the same statutory prospectus

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred:

■	Postage, if necessary
■	Federal and state regulatory filing fees
■	Expenses from Board of Trustee meetings
■	Third party auditing
■	EDGAR/XBRL filing (may be charged by third-party or U.S. Bank)
■	All other Miscellaneous expenses

Base Fee for Accounting, Administration, Transfer Agent & Account Services

The following-reflects the greater of the basis point fee or annual minimum where [Adviser’s name] (the “Adviser”) acts as investment adviser to the fund(s) in the same registered investment company.

Annual Minimum per Fund[1]		Basis Points on Trust AUM[1]
Funds 1-5	$45,000	First $250m	5 bps
Funds 6-10	$40,000	Next $250m	4 bps
Funds 11 +	$30,000	Next $2b	3 bps
		Balance	2 bps

See Appendix A for Services and Associated Fees in addition to the Base Fee

See Appendix B for Optional Supplemental Services and Associated in addition to the Base Fee

Once a Fund is operational, should this service agreement with U.S. Bank be terminated prior to the end of the initial two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of the initial two-year period. Following the initial two-year period, this fee schedule will automatically renew (unless otherwise amended or terminated) for successive two-year periods, and should this service agreement with U.S. Bank be terminated prior to the end of such a two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of such two-year period.

Additional services not included herein shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new derivatives risk management and reporting requirements).

1 Subject to annual CPI increase: All Urban Consumers – U.S. City Average” index, provided that the CPI adjustment will not decrease the base fees (even if the cumulative CPI rate at any point in time is negative).

All annual fees described in this fee schedule (including appendices) are calculated pro rata and billed monthly

Appendix A

Accounting, Administration, Transfer Agent Services (in addition to the Base Fee)

Pricing Services

For daily pricing of each securities (estimated 252 pricing days annually)

■	$0.08 – Listed equity instruments and rates including but not limited to: Domestic Equities, Options, ADRs, Foreign Equities, Futures, Forwards, Currency Rates, Total Return Swaps
■	$0.50 – Lower Tier Cost Fixed Income Instruments including but not limited to: Domestic Corporate and Government Agency Bonds, Mortgage Backed Securities, and Municipal Bonds
■	$0.80 – Higher Tier Cost Fixed Income Instruments including but not limited to: CMO and Asset Backed Securities; Money Market Instruments; Foreign Bonds; and High Yield Bonds
■	$1.00- Bank Loans
■	Derivative Instruments are generally charged at the following rates:
○	$0.90 – Interest Rate Swaps, Foreign Currency Swaps
○	$1.50 – Swaptions
○	$3.00 – Credit Default Swaps
■	Intraday money market funds pricing, up to 3 times per day
■	$500 per Month Manual Security Pricing (>25 per day)

Note: Prices are based on using U.S. Bank primary pricing service which may vary by security type and are subject to change. Prices do not include set-up fees which may be charged on certain derivative instruments such as swaps. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security types, such as CLOs, CDOs and complex derivative instruments, which may result in additional swap set up fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action and Factor Services

Fee for ICE data used to monitor corporate actions

■	$2.00 per Foreign Equity Security per Month
■	$1.00 per Domestic Equity Security per Month
■	$2.00 per CMOs, Asset Backed, Mortgage Backed Security per Month

Third Party Administrative Data Charges (descriptive data for analytics, reporting and compliance)

■	$1 per security per month for fund administrative

SEC Modernization Requirements

■	Form N-PORT – $8,000 per year, per Fund
■	Form N-CEN – $250 per year, per Fund

10-Q / 10-K Support

■	$25,000 per fund per year*

*Provide financial data for include in the Fund’s 10-Q / 10-K filings.

Chief Compliance Officer Support Fee

■	CCO support annual fee of $3,000 per trust for each U.S. Bank service selected (administration, accounting, transfer agent, custodian)

This fee includes:

■	Access to the CCO Portal including business line Critical Procedures, Compliance Controls, Reporting on Testing of Compliance Controls, Annual U.S. Bank Global Fund Services CCO Review, SOC1 audits of business lines
■	Quarterly 38a-1 certifications to the CCO regarding any changes to critical policies, procedures and controls and compliance events as required under Rule 38a-1 of the Investment Company Act
■	Quarterly CCO teleconferences and other periodic events and webinars

■	CCO forums held periodically throughout the year in major cities
■	Annual client conference which includes CCO roundtable discussions
■	Note: the CCO Support team does NOT serve as the Fund CCO

Core Tax Services

■	M-1 book-to-tax adjustments at fiscal and excise year-end
■	Prepare tax footnotes in conjunction with fiscal year-end audit
■	Prepare Form 1120-RIC federal income tax return and relevant schedules
■	Prepare Form 8613 and relevant schedules
■	Prepare Form 1099-MISC Forms
■	Prepare Annual TDF FBAR (Foreign Bank Account Reporting) filing
■	Prepare state returns (Limited to two) and Capital Gain Dividend Estimates (Limited to two).

Miscellaneous Expenses

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred: Charges associated with accelerated effectiveness at DTCC, Portfolio Composition File (PCF) management services, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and travel related costs.

Appendix B

OPTIONAL Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by U.S. Bank upon client need and/or request)

Daily Compliance Services

■	Base fee – $20,000 per fund per year
■	Setup – $2,500 per fund group

Quarterly Compliance Monitoring

■	Fees will be assessed.

SEC Derivatives Rule 18f-4 Confluence Technologies Offering

Offering	Price per Fund per Month
Limited Derivatives User	$120
Full Derivatives User (no OTC derivatives)	$300
Full Derivative User (with 1-5 OTC derivatives)	$400
Full Derivative User (with 5 or more OTC derivatives)	$500

Controlled Foreign Corporation (CFC)

■	U.S. Bank Fee Schedule plus $15,000

C- Corp Administrative Services

■	1940 Act C-Corp – U.S. Bank Fee Schedule plus $15,000
■	1933 Act C-Corp – U.S. Bank Fee Schedule plus $25,000

Section 15(c) Reporting

■	$2,000 per fund per standard reporting package*

*Standard reporting packages for annual 15(c) meeting

●	Expense reporting package: 2 peer comparison reports (adviser fee) and (net expense ratio w classes on one report) OR Full 15(c) report

●	Performance reporting package: Peer Comparison Report
■	Additional 15c reporting is subject to additional charges
■	Standard data source – Morningstar; additional charges will apply for other data services

Optional Tax Services

Additional services excluded from the Base Fee are:

■	Prepare book-to-tax adjustments & Form 5471 for Controlled Foreign Corporations (CFCs) – $5,000 per year
■	Additional Capital Gain Dividend Estimates – (First two included in core services) – $1,000 per additional estimate
■	State tax returns - (First two included in core services) – $1,500 per additional return

Tax Reporting – C-Corporations

Federal Tax Returns

■	Prepare corporate Book to tax calculation, average cost analysis and cost basis role forwards, and federal income tax returns for investment fund (Federal returns & 1099 Breakout Analysis) – $25,000
■	Prepare Federal and State extensions (If Applicable) – Included in the return fees
■	Prepare provision estimates – $2,000 Per estimate

State Tax Returns

■	Prepare state income tax returns for funds and blocker entities – $1,500 per state return
●	Sign state income tax returns – $2,000 per state return
●	Assist in filing state income tax returns – Included with preparation of returns
●	State tax notice consultative support and resolution – $1,000 per fund

Additional services not included above shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new liquidity risk management and reporting requirements).

Equity & Fixed Income Attribution Reporting

Fees are dependent upon portfolio makeup, services required, and benchmark requirements.

ESG Compliance Reporting Services

●	Monthly Investor Transparency Reporting $12,000 per annum per fund.

Global Fund Services will provide a portfolio level ESG risk rating – across several criteria – to either the investment manager or the underlying investors as needed monthly. The ESG risk rating will be derived from leading market vendor data received in respect of those equity or equity derived portfolio investments where the corresponding risk data can be sourced. The risk rating will be assigned at a portfolio level based on its month end holdings and will be expressed as either a percentage of Net Asset Value or as a percentage of total portfolio holdings.

Exhibit C

Fund Administration Servicing Agreement

REQUIRED PROVISIONS OF DATA SERVICE PROVIDERS

●	The Trust shall use the Data solely for internal purposes and will not redistribute the Data in any form or manner to any third party, except as may otherwise be expressly agreed to by the Data Provider.

●	The Trust will not use or permit anyone else to use the Data in connection with creating, managing, advising, writing, trading, marketing or promoting any securities or financial instruments or products, including, but not limited to, funds, synthetic or derivative securities (e.g., options, warrants, swaps, and futures), whether listed on an exchange or traded over the counter or on a private-placement basis or otherwise or to create any indices (custom or otherwise).

●	The Trust shall will treat the Data as proprietary to the Data Provider. Further, the Trust shall acknowledge that the Data Provider is the sole and exclusive owners of the Data and all trade secrets, copyrights, trademarks and other intellectual property rights in or to the Data.

●	The Trust will not (i) copy any component of the Data, (ii) alter, modify or adapt any component of the Data, including, but not limited to, translating, decompiling, disassembling, reverse engineering or creating derivative works, or (iii) make any component of the Data available to any other person or organization (including, without limitation, the Trust’s present and future parents, subsidiaries or affiliates) directly or indirectly, for any of the foregoing or for any other use, including, without limitation, by loan, rental, service bureau, external time sharing or similar arrangement.

●	The Trust shall reproduce on all permitted copies of the Data all copyright, proprietary rights and restrictive legends appearing on the Data.

●	The Trust shall assume the entire risk of using the Data and shall agree to hold the Data Providers harmless from any claims that may arise in connection with any use of the Data by the Trust.

●	The Trust acknowledges that the Data Providers may, in their sole and absolute discretion and at any time, terminate Fund Services’ right to receive and/or use the Data.

●	The Trust acknowledges and agrees that the Data Providers are third party beneficiaries of the agreements between the Data Providers and Fund Services with respect to the provision of the Data, entitled to enforce all provisions of such agreement relating to the Data.

●	THE DATA IS PROVIDED TO THE TRUST ON AN “AS IS” BASIS. FUND SERVICES, ITS INFORMATION PROVIDERS, AND ANY OTHER THIRD PARTY INVOLVED IN OR RELATED TO THE MAKING OR COMPILING OF THE DATA MAKE NO REPRESENTATION OR WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE DATA (OR THE RESULTS TO BE OBTAINED BY THE USE THEREOF). FUND SERVICES, ITS INFORMATION PROVIDERS AND ANY OTHER THIRD PARTY INVOLVED IN OR RELATED TO THE MAKING OR COMPILING OF THE DATA EXPRESSLY DISCLAIM ANY AND ALL IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, COMPLETENESS, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

●	THE TRUST ASSUMES THE ENTIRE RISK OF ANY USE THE TRUST MAY MAKE OF THE DATA. IN NO EVENT SHALL FUND SERVICES, ITS INFORMATION PROVIDERS OR ANY THIRD PARTY INVOLVED IN OR RELATED TO THE MAKING OR COMPILING OF THE DATA, BE LIABLE TO THE TRUST, OR ANY OTHER THIRD PARTY, FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE INABILITY OF THE TRUST TO USE THE DATA, REGARDLESS OF THE FORM OF ACTION, EVEN IF FUND SERVICES, ANY OF ITS INFORMATION PROVIDERS, OR ANY OTHER THIRD PARTY INVOLVED IN OR RELATED TO THE MAKING OR COMPILING OF THE DATA HAS BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

AMENDMENT TO THE
FUND ADMINISTRATION SERVICING AGREEMENT

THIS AMENDMENT made and entered into as of the date last written on the signature page, and effective as of February 1, 2025 (the “Effective Date”), by and between U.S. BANCORP FUND SERVICES, LLC dba U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), COINSHARES VALKYRIE BITCOIN FUND (f.k.a. Valkyrie Bitcoin Fund), a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and COINSHARES CO., a Delaware corporation, the sponsor of the Funds (the “Sponsor”).

WHEREAS, the parties entered into a Fund Administration Servicing Agreement dated as of January 5, 2024, as assigned on June 14, 2024 (the “Agreement”); and

WHEREAS, the parties desire to amend the series list in Exhibit A to reflect a name update; and

WHEREAS, the parties desire to amend the fees listed in Exhibit B of the Agreement; and

WHEREAS, Section 11 of the Agreement allows for its amendment by a written instrument executed by the parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective date, Exhibit A of the Agreement is hereby superseded and replaced with the Exhibit A attached hereto.

2.	As of the Effective Date, Exhibit B of the Agreement is hereby superseded and replaced in its entirety with the Exhibit B attached hereto.

3.	Except to the extent amended hereby, the Agreement remains in full force and effect.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

COINSHARES VALKYRIE BITCOIN FUND		U.S. BANCORP FUND SERVICES, LLC

By:		By:

Name:	Charles Butler	Name:	Greg Farley

Title:	Principal Financial Officer	Title:	Sr. Vice President

Date:	12/03/2025	Date:	4/8/25

COINSHARES CO.

By:

Name:	Charles Butler

Title:	Director

Date:	12/03/2025

Exhibit A to the Fund Administration Servicing Agreement

Separate Series of Trust

Name of Series

CoinShares Valkyrie Bitcoin Fund

Exhibit B

Fund Administration Servicing Agreement Fee Schedule

Base Fee for Accounting, Administration, Transfer Agent & Account Services

The following-reflects the greater of the basis point fee or annual minimum where Adviser acts as investment adviser to the fund(s) in the same registered investment company.

Annual Minimum per Fund[1]		Basis Points on Complex AUM[1]
Funds 1-5	$50,000	First $250m	5 bps
Funds 6-10	$40,000	Next $250m	4 bps
Funds 11 +	$30,000	Balance	3 bps

See Appendix A for Services and Associated Fees in addition to the Base Fee

See Appendix B for Optional Supplemental Services and Associated in addition to the Base Fee

Once a Fund is operational, should this service agreement with U.S. Bank be terminated prior to the end of the initial two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of the initial two-year period. Following the initial two-year period, this fee schedule will automatically renew (unless otherwise amended or terminated) for successive two-year periods, and should this service agreement with U.S. Bank be terminated prior to the end of such a two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of such two-year period.

Additional services not included herein shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new derivatives risk management and reporting requirements).

1 Subject to annual CPI increase: All Urban Consumers – U.S. City Average” index, provided that the CPI adjustment will not decrease the base fees (even if the cumulative CPI rate at any point in time is negative).

All annual fees described in this fee schedule (including appendices) are calculated pro rata and billed monthly

Appendix A

Accounting, Administration, Transfer Agent Services (in addition to the Base Fee)

Pricing Services

For daily pricing of each securities (estimated 252 pricing days annually)

■	$0.08 – Listed equity instruments and rates including but not limited to: Domestic Equities, Options, ADRs, Foreign Equities, Futures, Forwards, Currency Rates, Total Return Swaps
■	$0.50 – Lower Tier Cost Fixed Income Instruments including but not limited to: Domestic Corporate and Government Agency Bonds, Mortgage Backed Securities, and Municipal Bonds
■	$0.80 – Higher Tier Cost Fixed Income Instruments including but not limited to: CMO and Asset Backed Securities; Money Market Instruments; Foreign Bonds; and High Yield Bonds
■	$1.00- Bank Loans
■	Derivative Instruments are generally charged at the following rates:
○	$0.90 – Interest Rate Swaps, Foreign Currency Swaps
○	$1.50 – Swaptions
○	$3.00 – Credit Default Swaps
■	Intraday money market funds pricing, up to 3 times per day
■	$500 per Month Manual Security Pricing (>25 per day)

Note: Prices are based on using U.S. Bank primary pricing service which may vary by security type and are subject to change. Prices do not include set-up fees which may be charged on certain derivative instruments such as swaps. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security types, such as CLOs, CDOs and complex derivative instruments, which may result in additional swap set up fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action and Factor Services

Fee for ICE data used to monitor corporate actions

■	$2.00 per Foreign Equity Security per Month
■	$1.00 per Domestic Equity Security per Month
■	$2.00 per CMOs, Asset Backed, Mortgage Backed Security per Month

Third Party Administrative Data Charges (descriptive data for analytics, reporting and compliance)

■	$1 per security per month for fund administrative

SEC Modernization Requirements

■	Form N-PORT – $8,000 per year, per Fund
■	Form N-CEN – $250 per year, per Fund

10-Q / 10-K Support

■	$25,000 per fund per year*

*Provide financial data for include in the Fund’s 10-Q /10-K filings.

Chief Compliance Officer Support Fee

■	CCO support annual fee of $3,000 per trust for each U.S. Bank service selected (administration, accounting, transfer agent, custodian)

This fee includes:

■	Access to the CCO Portal including business line Critical Procedures, Compliance Controls, Reporting on Testing of Compliance Controls, Annual U.S. Bank Global Fund Services CCO Review, SOC1 audits of business lines
■	Quarterly 38a-1 certifications to the CCO regarding any changes to critical policies, procedures and controls and compliance events as required under Rule 38a-1 of the Investment Company Act
■	Quarterly CCO teleconferences and other periodic events and webinars
■	CCO forums held periodically throughout the year in major cities
■	Annual client conference which includes CCO roundtable discussions

Note: the CCO Support team does NOT serve as the Fund CCO

5

Core Tax Services

M-1 book-to-tax adjustments at fiscal and excise year-end

Prepare tax footnotes in conjunction with fiscal year-end audit

■	Prepare Form 1120-RIC federal income tax return and relevant schedules

Prepare Form 8613 and relevant schedules

■	Prepare Form 1099-MISC Forms

Prepare Annual TDF FBAR (Foreign Bank Account Reporting) filing

■	Prepare state returns (Limited to two) and Capital Gain Dividend Estimates (Limited to two).

Miscellaneous Expenses

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred: Charges associated with accelerated effectiveness at DTCC, Portfolio Composition File (PCF) management services, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and travel related costs.

Appendix B

OPTIONAL Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by U.S. Bank upon client need and/or request)

Daily Compliance Services

■	Base fee – $20,000 per fund per year
■	Setup – $2,500 per fund group

Quarterly Compliance Monitoring

■	Fees will be assessed.

SEC Derivatives Rule 18f-4 Confluence Technologies Offering

Offering	Price per Fund per Month
Limited Derivatives User	$120
Full Derivatives User (no OTC derivatives)	$300
Full Derivative User (with 1-5 OTC derivatives)	$400
Full Derivative User (with 5 or more OTC derivatives)	$500

Controlled Foreign Corporation (CFC)

■	U.S. Bank Fee Schedule plus $15,000

C- Corp Administrative Services

■	1940 Act C-Corp – U.S. Bank Fee Schedule plus $15,000
■	1933 Act C-Corp – U.S. Bank Fee Schedule plus $25,000

Section 15(c) Reporting

■	$2,000 per fund per standard reporting package*

*Standard reporting packages for annual 15(c) meeting

●	Expense reporting package: 2 peer comparison reports (adviser fee) and (net expense ratio with classes on one report) OR Full 15(c) report
●	Performance reporting package: Peer Comparison Report
■	Additional 15© reporting is subject to additional charges
■	Standard data source – Morningstar; additional charges will apply for other data services

6

Optional Tax Services

Additional services excluded from the Base Fee are:

■	Prepare book-to-tax adjustments & Form 5471 for Controlled Foreign Corporations (CFCs) - $5,000 per year
■	Additional Capital Gain Dividend Estimates – (First two included in core services) – $1,000 per additional estimate
■	State tax returns - (First two included in core services) – $1,500 per additional return

Tax Reporting – C-Corporations Federal Tax Returns

■	Prepare corporate Book to tax calculation, average cost analysis and cost basis role forwards, and federal income tax returns for investment fund (Federal returns & 1099 Breakout Analysis) – $25,000
■	Prepare Federal and State extensions (If Applicable) – Included in the return fees
■	Prepare provision estimates – $2,000 Per estimate

State Tax Returns

■	Prepare state income tax returns for funds and blocker entities – $1,500 per state return
●	Sign state income tax returns – $2,000 per state return
●	Assist in filing state income tax returns – Included with preparation of returns
●	State tax notice consultative support and resolution – $1,000 per fund

Additional services not included above shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new liquidity risk management and reporting requirements).

Equity & Fixed Income Attribution Reporting

Fees are dependent upon portfolio makeup, services required, and benchmark requirements.

ESG Compliance Reporting Services

●	Monthly Investor Transparency Reporting $12,000 per annum per fund.

Global Fund Services will provide a portfolio level ESG risk rating – across several criteria – to either the investment manager or the underlying investors as needed monthly. The ESG risk rating will be derived from leading market vendor data received in respect of those equity or equity derived portfolio investments where the corresponding risk data can be sourced. The risk rating will be assigned at a portfolio level based on its month end holdings and will be expressed as either a percentage of Net Asset Value or as a percentage of total portfolio holdings.

1

SECOND AMENDMENT TO THE
FUND ADMINISTRATION SERVICING AGREEMENT

THIS SECOND AMENDMENT is made and entered into as of the last date written on the signature page below (the “Effective Date”), by and between U.S. BANCORP FUND SERVICES, LLC dba U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), VALKYRIE BITCOIN FUND, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and COINSHARES CO, a Delaware corporation, the sponsor of the Funds (the “Sponsor”).

WHEREAS, the parties entered into a Fund Administration Servicing Agreement dated as of January 5, 2024, as assigned on June 14, 2024 (the “Agreement”); and

WHEREAS, the parties desire to amend Exhibit A of the Agreement, the funds list of the Trust, to add CoinShares Solana Staking ETF and CoinShares XRP ETF; and

WHEREAS, Section 11 of the Agreement allows for its amendment by a written instrument executed by the parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with the Exhibit A attached hereto.

2.	Except to the extent amended hereby, the Agreement remains in full force and effect.

SIGNATURES ON NEXT PAGE

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

VALKYRIE BITCOIN FUND		U.S. BANCORP FUND SERVICES, LLC

By:		By:

Name:	Charles Butler	Name:	Gregory Farley

Title:	Director	Title:	Senior Vice President

Date:	24/09/2025	Date:	September 26, 2025

COINSHARES CO

By:

Name:	Charles Butler

Title:	Director

Date:	24/09/2025

2

Exhibit A

Fund Administration Servicing Agreement Fee Schedule
Separate Series of Trust

Name of Series

CoinShares Bitcoin ETF
CoinShares Solana Staking ETF
CoinShares XRP ETF

3